POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED MAY 8, 2014 TO THE

SUMMARY PROSPECTUS DATED FEBRUARY 28, 2014 OF:

PowerShares S&P International Developed High Beta Portfolio

•	Effective immediately, the table in the section titled “Average Annual Total Returns for the Periods Ended December 31, 2013” on page 3 is deleted and replaced with the following:

	1 Year	Since Inception (02/24/12)
Return Before Taxes	22.82%	11.07%
Return After Taxes on Distributions	22.50%	10.90%
Return After Taxes on Distributions and Sale of Fund Shares	13.51%	8.82%
S&P BMI International Developed High Beta Index™ (Net) (reflects invested dividends net of withholding taxes, but reflects no deductions for fees, expenses or other taxes)	24.69%	11.77%
MSCI EAFE® Index (Net) (reflects invested dividends net of withholding taxes, but reflects no deductions for fees, expenses or other taxes)	22.78%	14.76%

Please Retain This Supplement For Future Reference.

P-IDHB-SUMPRO-1 SUP-2 050814